UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2007

Solera National Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-145861	02-0774841
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

319 S. Sheridan Blvd.
Lakewood, CO 80226

303-209-8600

(Address and telephone number of principal executive offices)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

On August 31, 2007, the Company extended the Consulting Agreements for its executive officers, Messrs. Foster, Fenton, Martinez and Ferguson, from August 31, 2007 through the earlier of September 12, 2007 or the opening of Solera National Bank.  The Consulting Agreements were extended on substantially the same terms and conditions as previous agreements.  At the time Solera National Bank opens for business, Employment Agreements for the Company’s executive officers will become effective.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
Exhibit 99.1	Consulting Agreement by and between Solera National Bancorp, Inc. and James Perez Foster
Exhibit 99.2	Consulting Agreement by and between Solera National Bancorp, Inc. and Robert Jay Fenton
Exhibit 99.3	Consulting Agreement by and between Solera National Bancorp, Inc. and Mark J. Martinez
Exhibit 99.4	Consulting Agreement by and between Solera National Bancorp, Inc. and Paul M. Ferguson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Solera National Bancorp, Inc.
(Registrant)

Date: September 5, 2007	By:	/s/ Robert J. Fenton
	Name:	Robert J. Fenton
	Title:	Vice President, Secretary and Treasurer